UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Quarry Oaks II Building, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 481-4271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On November 4, 2026, FTC Solar, Inc. (the “Company”) resumed the use of the Company’s at-the-market offering program (the “ATM Program”) pursuant to the At the Market Offering Agreement, dated May 1, 2025, with H.C. Wainwright & Co., LLC, and executed sales of its common stock under the ATM Program on that date.

In its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, the Company stated that it had no current plans to utilize the remaining capacity under the ATM Program. That statement no longer reflects the Company’s current plans. The Company determined, in light of current market conditions, that resuming use of the ATM Program is in the best interests of the Company and its stockholders. Future sales, if any, will depend on market conditions and other factors, and the Company is under no obligation to sell any additional shares under the ATM Program.

The information in this Item 7.01 is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Shares are being offered only by means of the prospectus contained in the Company’s effective shelf registration statement on Form S-3 (File No. 333-286887) and the related prospectus supplement. Investors should read the prospectus supplement, the accompanying prospectus and the documents incorporated by reference, including the risk factors, before investing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations and projections regarding its business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Specific forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the possibility of future sales under the ATM Program, future market conditions and the trading price of the Company’s common stock. Any sales of the Company’s common stock may be at prices that result in additional dilution to its existing stockholders, and there can be no assurance regarding the price at which, or whether, the Company will make additional sales. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the risks and uncertainties described in more detail above and in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K filed with the SEC, its Quarterly Reports on Form 10-Q, and other documents, including Current Reports on Form 8-K, that the Company has filed, or will file, with the SEC. You should not rely on the Company’s forward-looking statements as predictions of future events, as actual results may differ materially from those in the forward-looking statements. Any forward-looking statements in this Current Report on Form 8-K speak only as of the date on which they are made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date:	November 4, 2026	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer